Exhibit 10.48

CERTAIN INFORMATION IN THIS EXHIBIT MARKED [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT IS PRIVATE OR CONFIDENTIAL.

AMENDMENT TO RESEARCH COLLABORATION AGREEMENT (“Amendment”)

This Amendment is dated 08 August 2024 (“Effective Date”)

Between:

(1)	COMPASS PATHFINDER LIMITED, a company incorporated in England and Wales under company number 10229259, with its registered offices at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT, United Kingdom (“Compass”); and

(2)	TMS NEUROHEALTH CENTERS, INC., a Delaware corporation with an address at 8401 Greensboro Drive, Suite 425, Tysons Corner, VA 22102 and its affiliated medical practices (together “GTMS”),

each a “Party” and together the “Parties”.

WHEREAS:

(A)	The Parties entered into a Research Collaboration Agreement as of December 15, 2023 (“Agreement”) which included a Collaboration Plan (as defined in the Agreement);

(B)	The Steering Committee (as defined in the Agreement) has agreed to certain amendments to the deliverables and research activities contained in the Collaboration Plan; and

(C)	The Parties now wish to memorialize such amendments by updating the Collaboration Plan.

NOW, THEREFORE, in consideration of the foregoing and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Compass and GTMS, intending to be legally bound, agree as follows:

1.	Definitions

Unless otherwise defined in this Amendment, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Agreement.

2.	Collaboration Plan

2.1The deliverable for the Milestone 0 [***] in the Compensation Table contained in the Collaboration Plan shall be revised to reflect the following:

[***]

2.2The activity description for Milestone 1 in the Compensation Table contained in the Collaboration Plan shall be revised to include the following:

●	[***]

3.	No Further Amendments

Except as expressly modified herein, there are no further amendments to the Agreement, which remains in full force and effect.

IN WITNESS THEREOF, the Parties hereto have executed this Amendment as of the Effective Date by proper persons thereunto duly authorized.

COMPASS PATHFINDER LIMITED

/s/Kabir Nath

CEO

8/8/2024

GTMS

/s/ Geoffrey Grammer

Chief Medical Officer

8/8/2024